RECEIVABLES PURCHASE AGREEMENT

         THIS RECEIVABLES PURCHASE AGREEMENT (the "Agreement"), dated as of July 31, 1998 is among FAIRFIELD ACCEPTANCE CORPORATION - NEVADA, a Delaware corporation, as seller ("Seller"), FAIRFIELD COMMUNITIES, INC., a Delaware corporation and the parent corporation of Seller, as co-originator ("FCI"), FAIRFIELD MYRTLE BEACH, INC., a Delaware corporation and a wholly-owned subsidiary of FCI, as co-originator ("FMB"), SEA GARDENS BEACH AND TENNIS RESORT, INC., a Florida corporation ("Sea Gardens"), VACATION BREAK RESORTS, INC., a Florida corporation ("VBR"), VACATION BREAK RESORTS AT STAR ISLAND,
INC., a Florida corporation ("VBRS") (each of Sea Gardens, VBR and VBRS being wholly-owned subsidiaries of Vacation Break, USA, Inc., a wholly-owned subsidiary of FCI), PALM VACATION GROUP, a Florida general partnership ("PVG"), OCEAN RANCH VACATION GROUP, a Florida general partnership ("ORVG")(each of Sea Gardens, VBR, VBRS, PVG and ORVG are hereinafter collectively referred to as the "VB Subsidiaries" and PVG and ORVG are hereinafter collectively referred to as the "VB Partnerships") and FAIRFIELD FUNDING CORPORATION, II, a special purpose Delaware corporation, as purchaser (the "Company").

                                    RECITALS
                                    --------

     WHEREAS, FCI, FMB and the VB Subsidiaries have originated certain Contracts in connection with the sale to Obligors of VOIs at various Developments;

     WHEREAS, in the ordinary course of their businesses, FCI purchases or will purchase from FMB and the VB Subsidiaries, and Seller purchases or will purchase from FCI, certain Contracts and related property (including an interest in the VOIs underlying such Contracts);

     WHEREAS, Seller is the owner of 100% of the capital stock of the Company;

     WHEREAS, FCI, FMB, the VB Subsidiaries, Seller and the Company wish to enter into this Agreement in order to, among other things, (i) effect the sale of Contracts and related Transferred Assets to the Company on the Initial Closing Date and (ii) make additional sales of Contracts and related Transferred Assets from time to time in the future on Subsequent Closing Dates; and

     WHEREAS, the Company simultaneously herewith, is pledging and assigning the Contracts and related Transferred Assets being purchased from Seller to BankBoston, N.A., as Collateral Agent (the "Collateral Agent") for the benefit of First Security Bank, National Association, as Trustee (the "Trustee") and the holders of $49,848,474.90 Vacation Ownership Interest Contract Pay-Through Notes, Series 1998-A, pursuant to a Pledge and Servicing Agreement of even date herewith (the "Pledge and Servicing Agreement"), among the Company, as Issuer, the Seller, as Servicer, FCI, the Trustee, the Collateral Agent, and BankBoston, N.A., as the Standby Servicer.

     NOW, THEREFORE, in consideration of the purchase price set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

Section 1.  Definitions
            -----------

     All terms used but not otherwise specifically defined herein shall have the meanings ascribed to them in the Pledge and Servicing Agreement. Whenever used in this Agreement, the following words and phrases shall have the following meanings:

     "Base Reports" shall have the meaning set forth in Section 7(a)(v) hereof.
      ------------

     "Closing Date" shall mean the Initial Closing Date or a Subsequent  Closing
      ------------
Date, as applicable, as such terms are defined hereinafter.

     "Collateral Agent" shall have the meaning set forth in the recitals hereto.
      ----------------

     "Company" shall have the meaning set forth in the preamble hereto.
      -------

     "Contaminants"  shall  have the  meaning  set  forth in  Section  7(b)(xxi)
      ------------
hereof.

     "Contracts"  shall mean each  installment  contract or contract for deed or
      ---------
contracts or notes secured by a mortgage, deed of trust, vendor's lien or retention of title relating to the sale of one or more VOIs to an Obligor, which constitutes the Initial Contracts, and Substitute Contracts, as such terms are defined hereinafter, which may from time to time be purchased by the Company from the Seller hereunder and thereafter pledged and assigned by the Company to the Collateral Agent for the benefit of the Trustee and the Noteholders.

     "Cut-Off  Date" shall mean (a) with  respect to the Initial  Closing  Date,
      -------------
July 31, 1998, and (b) with respect to each Subsequent Closing Date, the last day of the month preceding the month in which the related Closing Date occurs.

     "Cut-off Date Pool  Principal  Balance" shall have the meaning set forth in
      -------------------------------------
Section 3(a) hereof.

     "Environmental  Laws" shall have the meaning set forth in Section 7(b)(xxi)
      -------------------
     hereof.

     "FCI" shall have the meaning set forth in the preamble hereto.
      ---

     "FMB" shall have the meaning set forth in the preamble hereto.
      ---

     "Indemnified  Amounts"  shall have the  meaning  set forth in Section  7(e)
      --------------------
     hereof.

     "Initial  Closing  Date" shall have the  meaning set forth in Section  4(a)
      ----------------------
     hereof.

     "Initial  Contracts"  shall  have the  meaning  set forth in  Section  2(a)
      ------------------
     hereof.

     "Initial  Purchase  Price" shall have the meaning set forth in Section 3(a)
      ------------------------
     hereof.

     "Operating  Agreement" shall mean the Fifth Amended and Restated  Operating
      --------------------
Agreement, dated as of July 14, 1998, among FCI, FMB, the VB Subsidiaries and the Seller.

     "Pledge and  Servicing  Agreement"  shall have the meaning set forth in the
      --------------------------------
     recitals hereto.

     "Purchase" shall have the meaning set forth in Section 2(c) hereof.
      --------

     "Purchase Price" shall mean either the Initial Purchase Price or Subsequent
      --------------
Purchase Price, as applicable, as such terms are defined hereinafter.

     "Repurchase  Price"  shall have the  meaning  set forth in  Section  8(a)
      -----------------
     hereof.

     "Seller" shall have the meaning set forth in the preamble hereto.
      ------

     "Subsequent  Closing Date" shall have the meaning set forth in Section 2(b)
      ------------------------
     hereof.

     "Subsequent  Purchase  Price"  shall have the  meaning set forth in Section
      ---------------------------
     3(b) hereof.

     "Substitute  Contracts"  shall have the meaning  set forth in Section  2(b)
      ---------------------
     hereof.

     "Trustee" shall have the meaning set forth in the recitals hereto.
      -------

     "VB Partnerships" shall have the meaning set forth in the preamble hereto.
      ---------------

     "VB Subsidiaries" shall have the meaning set forth in the preamble hereto.
      ---------------

Section 2.  Purchase and Sale of Contracts.
            ------------------------------

     (a) Initial Contracts.  Subject to the terms and conditions and in reliance
         -----------------
on the representations, warranties, covenants and agreements set forth in this Agreement, the Seller hereby sells and assigns, without recourse (except as expressly provided herein), to the Company and the Company hereby purchases from the Seller, on the Initial Closing Date, all of the Seller's right, title and interest in, to and under (but none of the obligations arising under) the Contracts listed on the Contract Schedule delivered on the Initial Closing Date (the "Initial Contracts"), together with all other Transferred Assets relating thereto.

     (b) Subsequent Purchases. The Seller and Company acknowledge that pursuant to this Agreement and Sections 2.4 and 7.4 of the Pledge and Servicing Agreement, the Seller shall during each month of the Reinvestment Period designate additional Eligible Contracts that the Company shall Grant to the Collateral Agent for the benefit of the Trustee and the Noteholders as Collateral in substitution for amounts on deposit in the Reinvestment Account. Subject to the terms and conditions and in reliance on the representations, warranties, covenants and agreements set forth in this Agreement, the Seller shall sell and assign, without recourse (except as expressly provided herein), to the Company and the Company shall purchase from the Seller, on each Collateral Substitution Date referred to in Section 2.4 of the Pledge and Servicing Agreement (each, a "Subsequent Closing Date"), all of the Seller's right, title and interest in, to and under (but none of the obligations arising under) the Contracts listed on the Contract Schedule delivered on each Subsequent Closing Date (the "Substitute Contracts"), together with all other Transferred Assets relating thereto.

     (c) Treatment as Sale. It is the express and specific intent of the parties
         -----------------
that the transfer of the Contracts and the other Transferred Assets relating thereto from the Seller to Company, as provided in this Section 2 (each, a
                                                             ---------
"Purchase"), is and shall be construed for all purposes as a true, complete and absolute sale of such Contracts and Transferred Assets and will be treated as such for all federal income tax reporting and all other purposes.

     (d)  Recharacterization.  To the extent that any transfer of Contracts  and
          ------------------
other Transferred Assets relating thereto from (i) any of FMB or the VB Subsidiaries to FCI or FCI to Seller, in each case pursuant to the Operating Agreement or (ii) from Seller to the Company pursuant to this Agreement is not treated as a sale under applicable law, it is intended that this Agreement shall constitute a security agreement under applicable law and that each of FMB and the VB Subsidiaries shall be deemed to have granted to FCI, FCI shall have been deemed to have granted to Seller, and Seller shall be deemed to have granted to the Company, a first priority perfected security interest in all of FMB's, the VB Subsidiaries', FCI's, or Seller's, as the case may be, right, title and interest in, to and under such Contracts and other Transferred Assets relating thereto, in order to secure the advance of the aggregate purchase price paid to the Seller hereunder from time to time; and each of FMB, the VB Subsidiaries, FCI and Seller, as the case may be, shall be deemed to have (i) collaterally assigned all of its right, title and interest in, to and under the Contracts and other Transferred Assets relating thereto pursuant to the assignments executed in accordance with the Operating Agreement or Section 5(c) hereof, as applicable, and (ii) waived any and all defenses to the enforceability of such advance pursuant to this Section 2(d) including, without limitation, any defense arising under usury laws.

     (e) Security Interest in Transferred  Assets. FCI, FMB, the VB Subsidiaries
         ----------------------------------------
and Seller acknowledge that the Contracts and other Transferred Assets relating thereto are subject to the security interest of the Collateral Agent for the benefit of the Trustee and the Noteholders pursuant to the Pledge and Servicing Agreement.

     (f) Other Property. In connection with each Purchase hereunder,  the Seller
         --------------
also sells, transfers and assigns to Company, all of its right, title and interest in, to and under all other monies or property of the Seller specifically relating to the Contracts and Transferred Assets coming into the actual possession or control of the Company, the Collateral Agent, the Trustee, a Noteholder or the Custodian (whether for safekeeping, deposit, custody pledge transaction, collection or otherwise).

     (g) Quitclaim of Residual Interest by FMB, the VB Subsidiaries and FCI. (i)
         ------------------------------------------------------------------
The parties hereto recognize that each of (A) FMB and the VB Subsidiaries has previously sold, transferred and assigned to FCI all of its right, title and interest in and to the Contracts heretofore originated by it, and will in the future sell, transfer and assign to FCI all of its right, title and interest in and to the Contracts to be originated by it after the date hereof, together with, in each case, the other Transferred Assets relating thereto, and (B) FCI has previously sold, transferred and assigned to the Seller all of its right, title and interest in and to the Contracts heretofore originated by it (or heretofore sold to it by FMB or the VB Subsidiaries), and will in the future sell, transfer and assign to Seller all of its right, title and interest in and to the Contracts to be originated by it (or sold to it by FMB or the VB Subsidiaries) after the date hereof, together with, in each case, the other Transferred Assets relating thereto. Each sale, transfer and assignment referenced in the immediately preceding sentence has been, or will in the future be, made pursuant to the terms of the Operating Agreement, and memorialized by one or more blanket assignments executed by such parties in favor of FCI or Seller, as applicable. For the avoidance of any doubt and to further evidence the intent of the parties hereto that all residual right, title and interest in the Contracts and other Transferred Assets relating thereto are being sold and transferred to the Company pursuant to this Agreement, each of FCI, FMB and the VB Subsidiaries hereby irrevocably quitclaim any residual right, title and interest that any of them may be deemed to have in and to any of the Contracts or other Transferred Assets relating thereto directly to the Company.

     (ii) To the extent that any quitclaim of Contracts and other Transferred Assets relating thereto from FCI, FMB or the VB Subsidiaries to the Company contemplated by Section 2(g) above is not treated as a sale under applicable law, it is intended that this Agreement shall constitute a security agreement under applicable law and that each of FCI, FMB or the VB Subsidiaries, as applicable, shall have been deemed to grant to the Company a first priority perfected security interest in all of FCI's, FMB's or the VB Subsidiaries, as the case may be, right, title and interest in, to and under such Contracts and other Transferred Assets relating thereto in order to secure the advance of the aggregate purchase price paid to the Seller hereunder from time to time and each of FCI, FMB and the VB Subsidiaries, as the case may be, shall be deemed to have waived any and all defenses to the enforceability of such advance pursuant to this Section 2(g)(ii) including, without limitation, any defense arising under usury laws.

Section 3.  Purchase Price.
            --------------

     (a) The Initial Contracts shall have an unpaid principal balance aggregating $60,058,403.50 at the Cut-Off Date (such aggregate unpaid principal balance at the Cut-Off Date being referred to herein as the "Cut-Off Date Pool Principal Balance"). The purchase price (the "Initial Purchase Price") for the Initial Contracts shall be 100% of the Cut-Off Date Pool Principal Balance.

     (b) The purchase price of the Substitute Contracts to be purchased and sold hereunder on a Subsequent Closing Date (each, a "Subsequent Purchase Price") shall be an amount equal to 100% of the aggregate unpaid principal balance of the Substitute Contracts on the Cut-Off Date therefor (as each such Cut-Off Date is determined in accordance with the Pledge and Servicing

Agreement) plus accrued interest thereon, computed at the Contract Rate of the Substitute Contract from and including such Cut-Off Date to but excluding such Subsequent Closing Date.

Section 4.  Payment of Purchase Price.
            -------------------------

     (a) Initial Closing Date. Payment for and delivery of the Initial Contracts
         --------------------
being purchased by the Company shall take place at a closing at the offices of the Seller, at 10:00 a.m. local time on August 25, 1998, or such other time and place as shall be mutually agreed upon among the parties hereto (the "Initial Closing Date"). Payment of the portion of the Initial Purchase Price to be paid in cash pursuant hereto, shall be made by the Company on the Initial Closing Date in immediately available funds to the Seller to such accounts at such banks as the Seller shall designate to the Company not less than one Business Day prior to the Initial Closing Date.

     (b) Subsequent  Closing  Dates.  Payment for and delivery of the Substitute
         --------------------------
Contracts to be purchased by the Company on a Subsequent Closing Date shall be made at such time and place and to such accounts and such banks as the parties may mutually agree.

     (c) Manner of Payment of Purchase Price.
         -----------------------------------

          (i) Initial  Purchase  Price. On the Initial Closing Date, the Initial
              ------------------------
Purchase Price shall be paid to Seller in the manner provided below:

               (A) in cash, in an amount equal to $46,845,554.72 (which amount is before (x) certain transaction fees and expenses payable by Seller in an amount equal to $195,039.66 and (y) net collections on the Initial Contracts in the amount of $1,352,875.37; and

               (B) to the extent that the Initial Purchase Price exceeds the sum of the amount of the cash payment in Section 4(c)(i)(A) above plus the
                                               -----------------
          amount  of  transaction  fees  and  expenses  referred  to in  Section
                                                                         -------
          4(c)(i)(A), such excess shall be paid, on the Initial Closing Date, in
          ---------
          the form of a capital contribution to the Company by Seller in accordance with Section 351 of the IRC.

               (ii) Subsequent  Purchase Price. On each Subsequent Closing Date,
                    --------------------------
          the Subsequent Purchase Price shall be paid to Seller in cash to be disbursed from the Reinvestment Account in an amount equal to the difference of (x) the Subsequent Purchase Price, minus (y) transaction fees and expenses, if any, payable by the Seller to the Company.

     (e) Scheduled Payments Under Contracts and Cut-Off Dates. The Company shall
         ----------------------------------------------------
be entitled to all Payments, other Collections and all other funds with respect to any Contract received after the Cut-Off Date therefor; provided that on the applicable Closing Date the Company shall reimburse Seller for an amount equal to all accrued and paid interest on each Contract at the Contract Rate through, and including, the Initial Closing Date or Subsequent Closing Date, as applicable. The principal balance of each Contract as of the Cut-Off Date therefor is determined after deduction of payments of principal received before and on such Cut-Off Date. On each

Closing Date hereunder, the Company hereby authorizes and instructs the Servicer, to either (i) deposit, on the Company's behalf, in the Collection Account established pursuant to the Pledge and Servicing Agreement or (ii) credit against the portion of the Purchase Price to be paid in cash, the aggregate amount of funds received with respect to the Initial Contracts or Substitute Contracts, as applicable, between the Cut-Off Date therefor and the applicable Closing Date.

Section 5.  Conditions to Sale of Contracts.
            -------------------------------

     (a) Initial Closing Date. The Company's  obligations  hereunder to purchase
         --------------------
and pay for the Initial Contracts and other Transferred Assets relating thereto on the Initial Closing Date are subject to the fulfillment of the following conditions on or before such Initial Closing Date:

     (i) The Company shall have received (A) the Pledge and Servicing Agreement executed by all the parties thereto and (B) all conditions to closing set forth in Section 2.2 of the Pledge and Servicing Agreement shall have been fulfilled, to the extent they are capable of being fulfilled prior to the performance by the Company of its obligations under this Agreement, and a certificate to such effect delivered by the Company pursuant to the Pledge and Servicing Agreement shall be conclusive for purposes of this Agreement;

     (ii) The representations and warranties of the Seller, FCI, FMB and the VB Subsidiaries made herein and the Seller as Servicer under the Pledge and Servicing Agreement shall be true and correct in all material respects on the Initial Closing Date, and a certificate to such effect delivered by each such company pursuant to this Agreement and/or the Pledge and Servicing Agreement shall be conclusive for purposes of this Agreement.

     (b) Subsequent  Purchases.  The Company's obligations hereunder to purchase
         ---------------------
and pay for the Substitute Contracts and other Transferred Assets relating thereto on any Subsequent Closing Date is subject to the fulfillment of the following conditions on or before such Subsequent Closing Date:

     (i)  The Pledge and Servicing Agreement shall be in full force and effect;

     (ii) All conditions to substitution  set forth in Section 2.4 of the Pledge
                                                       -----------
and Servicing Agreement shall have been fulfilled, to the extent the same are capable of being fulfilled prior to performance by the Company of its obligations hereunder, and a certificate to such effect delivered by the Company pursuant to the Pledge and Servicing Agreement shall be conclusive for purposes of this Agreement; and

     (iii) The representations and warranties of Seller made herein and as Servicer in the Pledge and Servicing Agreement shall be true and correct in all material respects on the Subsequent Closing Date, and a certificate to such effect delivered by the Seller pursuant to the Pledge and Servicing Agreement shall be conclusive for purposes of this Agreement;

     (c) Form of  Assignment.  In  connection  with  each sale and  purchase  of
         -------------------
Contracts and related Transferred Assets hereunder, Seller shall execute an assignment substantially in the form of

Exhibit "A" hereto and deliver the same to the Company, and the Company shall thereupon execute and deliver to the Seller, a form of certificate substantially in the form of Exhibit "B" hereto.

Section 6.  Transfer of Contracts.
            ---------------------

     Pursuant to the Pledge and Servicing Agreement, the Company will, on each Closing Date, Grant all of its right, title and interest in, to and under the Contracts, Transferred Assets and related property on such Closing Date which constitute Collateral, to the Collateral Agent for the benefit of the Trustee and the Noteholders. The Company has the right to assign its interest under this Agreement as may be required to effect the purposes of the Pledge and Servicing Agreement, without the consent of the Seller, FCI or any VB Subsidiary, and the assignee shall succeed to the rights hereunder of the Company. All Contracts conveyed or to be conveyed to the Company hereunder shall be held by Custodian pursuant to the terms of the Custodial Agreement for the benefit of (i) the Company and (ii) Collateral Agent for the benefit of the Trustee and the Noteholders. Upon each Purchase hereunder, Custodian shall execute and deliver to the Company, a form of certificate acknowledging receipt of the Contracts substantially in the form of Exhibit "C" hereto.

     Each of FCI and the Seller acknowledges that, pursuant to the Pledge and Servicing Agreement, the Company may Grant all of its right, title and interest in, to and under the Contracts and related Transferred Assets, all of its right, title and interest hereunder, and its right to exercise the remedies created hereunder including, without limitation, Section 7(e) hereof, to Collateral Agent for the benefit of the Trustee and the Noteholders. Each of FCI and the Seller agrees that, upon such assignment, Collateral Agent may enforce directly, without joinder of the Company, all of Seller's and FCI's obligations hereunder, including without limitation, the repurchase obligations of the Seller set forth in Section 8 hereof, with respect to breaches of the representations and
    ---------
warranties set forth in Section 7 hereof.
                        ---------

Section  7.  Representations  and  Warranties  of  Seller,  FCI,  FMB and the VB
             -------------------------------------------------------------------
             Subsidiaries.
             ------------

     (a) General  Representations  and Warranties of Seller, FCI, FMB and the VB
         -----------------------------------------------------------------------
Subsidiaries.  Seller,  FCI, FMB and the VB  Subsidiaries  jointly and severally
------------
represent and warrant to the Company as follows:

     (i)  Organization  and  Good  Standing.  (A)  Seller,  FCI,  FMB and the VB
          ---------------------------------
Subsidiaries (other than the VB Partnerships) are corporations duly organized, validly existing and in good standing under the laws of the state of their organization and have full corporate power, authority and legal right to own their properties and conduct their businesses as such properties are presently owned and such businesses are presently conducted, and to execute, deliver and perform their obligations under each of the Facility Documents to which they are a party. Seller, FCI, FMB and the VB Subsidiaries (other than the VB Partnerships) are duly qualified to do business and are in good standing as a foreign corporations, and have obtained all necessary licenses and approvals in each jurisdiction in which failure to qualify or to obtain such licenses and approvals would render any Contract unenforceable by Seller, FCI, FMB or the VB Subsidiaries (other than the VB Partnerships), or would have a Material Adverse Effect.

     (B) The VB Partnerships are general partnerships duly organized and validly existing under the laws of the State of Florida and have full power, authority and legal right to own their properties and conduct their businesses as such properties are presently owned and such businesses are presently conducted, and to execute, deliver and perform their obligations under each of the Facility Documents to which they are a party. The VB Partnerships are duly qualified to do business and are in good standing and have obtained all necessary licenses and approvals in each jurisdiction in which failure to qualify or to obtain such licenses and approvals would render any Contract unenforceable by VB Partnerships or would have a Material Adverse Effect.

     (C) The names of the Seller, FCI, FMB, and the VB Subsidiaries set forth in the preamble of this Agreement are the correct legal names of such entities, and such names have not been changed in the past six years (except that a predecessor corporation to the Seller, Fairfield Acceptance Corporation, was merged with and into the Seller on July 13, 1998). None of the Seller, FCI, FMB or the VB Subsidiaries utilizes any trade names, assumed names, fictitious names or "doing business names."

     (ii)  Due  Authorization  and No  Conflict.  The  execution,  delivery  and
           ------------------------------------
performance by Seller, FCI, FMB and the VB Subsidiaries of each of the Facility Documents to which they are a party, and the consummation of the transactions contemplated hereby and under the Facility Documents have in all cases been duly authorized by Seller, FCI, FMB and the VB Subsidiaries by all necessary corporate (or in the case of the VB Partnerships, partnership) action, do not contravene (i) Seller's, FCI's, FMB's or the VB Subsidiaries' charter or by-laws (or in the case of the VB Partnerships, partnership agreements), (ii) any law, rule or regulation applicable to Seller, FCI or FMB or the VB Subsidiaries,
(iii) any contractual restriction contained in any indenture, loan or credit agreement, lease, mortgage, deed of trust, security agreement, bond, note, or other agreement or instrument binding on or affecting Seller, FCI, FMB, the VB Subsidiaries or their properties or (iv) any order, writ, judgment, award, injunction or decree binding on or affecting Seller, FCI, FMB or their properties (except where such contravention would not have a Material Adverse Effect), and do not result in or require the creation of any Lien upon or with respect to any of their properties; and no transaction contemplated hereby requires compliance with any bulk sales act or similar law. Each of the other Facility Documents to which Seller, FCI, FMB or the VB Subsidiaries is a party have been duly executed and delivered on behalf of Seller, FCI, FMB and the VB Subsidiaries.

     (iii)  Governmental  and Other  Consents.  All  approvals,  authorizations,
            ---------------------------------
consents, orders or other actions of, and all registration, qualification, designation, declaration, notice to or filing with, any Person or of any governmental body or official required in connection with the execution and delivery of any of the Facility Documents to which Seller, FCI, FMB or the VB Subsidiaries is a party, the consummation of the transactions contemplated hereby or thereby, the performance of and the compliance with the terms hereof or thereof, have been obtained, except where the failure so to do would not have a Material Adverse Effect.

     (iv) Enforceability of Facility  Documents.  Each of the Facility Documents
          -------------------------------------
to which the Seller, FCI, FMB or the VB Subsidiaries is a party have been duly and validly executed and delivered by the Seller, FCI, FMB or the VB Subsidiaries and constitute the legal, valid and binding obligation of Seller, FCI, FMB or the VB Subsidiaries, as applicable, enforceable in accordance with their respective terms, except as enforceability may be subject to or limited by Debtor Relief Laws or by general principles of equity (whether considered in a suit at law or in equity).

     (v) No Litigation.  There are no proceedings or investigations  pending or,
         -------------
to the best knowledge of Seller, FCI or FMB, threatened against the Seller, FCI, FMB or the VB Subsidiaries before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality (A) asserting the invalidity of this Agreement or any of the other Facility Documents, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any of the other Facility Documents, (C) seeking any determination or ruling that would adversely affect the performance by Seller, FCI, FMB or the VB Subsidiaries of their obligations under this Agreement or any of the other Facility Documents, (D) seeking any determination or ruling that would adversely affect the validity or enforceability of this Agreement or any of the other Facility Documents, or (E) seeking any determination or ruling that would, if adversely determined, be reasonably likely to have a Material Adverse Effect (except for the purposes of this representation and warranty, the term "Material Adverse Effect" shall not include clause (a) of the definition of such term).

     (vi)  Accuracy  of  Information.   All  certificates,   reports,  financial
           -------------------------
statements and any other written information furnished by or on behalf of the Seller, FCI, FMB or the VB Subsidiaries to the Company, Collateral Agent, Trustee or the Noteholders, at any time pursuant to any requirement of, or in response to any request of any such party under, this Agreement or any other Facility Document or any transaction contemplated hereby or thereby, have been, and all such certificates, reports, financial statements and any other written information hereafter furnished by Seller, FCI, FMB or the VB Subsidiaries to such parties will be, true and accurate in every respect material to the transactions contemplated hereby on the date as of which any such certificate, report, financial statement or similar writing was or will be delivered, and shall not omit to state any material facts or any facts necessary to make the statements contained therein not materially misleading.

     (vii) Governmental Regulations.  Neither Seller, FCI, FMB nor any of the VB
           ------------------------
Subsidiaries, is (A) an "investment company" registered or required to be registered or required to be registered under the Investment Company Act of 1940, as amended, (B) a "public utility company" or a "holding company," a "subsidiary company" or an "affiliate" of any public utility company within the meaning of Section 2(a)(5), 2(a)(7), 2(a)(8) or 2(a)(11) of the Public Utility Holding Company Act of 1935, as amended, or (C) otherwise subject to any other federal or state statute or regulation limiting its ability to incur or pay indebtedness.

     (viii)  Margin  Regulations.  Neither  Seller,  FCI, FMB, nor any of the VB
             -------------------
Subsidiaries is engaged, principally or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any margin stock (as each of the quoted terms is defined or used in any of Regulations T, U or X of the Board of Governors of the Federal Reserve System, as in effect from time to time). No part of the proceeds of any of the Notes has been used for so purchasing or carrying margin stock or for any purpose which violates, or which would be inconsistent with, the provisions of any of Regulations T, U or X of the Board of Governors of the Federal Reserve System, as in effect from time to time.

     (ix) Location of Chief Executive Office and Records. The principal place of
          ----------------------------------------------
business and chief executive office of FCI and FMB, and the office where FCI and FMB maintain all of their Records, is located at 11001 Executive Center Drive, Little Rock, Arkansas 72211, the principal place of business and chief executive office of the Seller, and the office where the Seller maintains all of its Records, is 7730 West Sahara Avenue, Suite 105, Las Vegas, Nevada 89117, and the principal place of business and chief executive office of each of the VB Subsidiaries is located at 6400 North Andrews Avenue, Fort Lauderdale, Florida 33309. Neither FCI, FMB, the VB Subsidiaries nor the Seller have changed its principal place of business or chief executive office (or the office where such entity maintains all of its Records) during the previous six months (except that a predecessor corporation which was merged into the Seller maintained its principal place of business and chief executive office (and all of its Records) in Pulaski County, Arkansas until July 13, 1998). At any time after the Initial Closing Date, upon 30 days' prior written notice to the Trustee and Noteholders, any of the Seller, FCI, FMB, and the VB Subsidiaries may relocate its principal place of business and chief executive office, and/or the office where Seller, FCI, FMB or such VB Subsidiary maintains all of its Records, to such other locations within the United States where all action required by Section 4.2(t) of the Pledge and Servicing Agreement shall have been taken and completed (giving effect to the provisions of such Section 4.2(t) as if each reference to the "Issuer" therein is, instead, a reference to each of the Seller, FCI, FMB and the VB Subsidiaries.

     (x) Lock-Box Accounts.  Except in the case of any Lock-Box Account pursuant
         -----------------
to which only Collections in respect of Contracts subject to a PAC or Credit Card Account are deposited, each of the Seller, FMB, the VB Subsidiaries, and FCI, as applicable, has filed a standing delivery order with the United States Postal Service authorizing each Lock-Box Bank to receive mail delivered to the related Post Office Box. The account numbers of all Lock-Box Accounts, together with the names, addresses, ABA numbers and names of contact persons of all the Lock-Box Banks maintaining such Lock-Box Accounts and the related Post Office Boxes, are specified in Exhibit "F" to the Pledge and Servicing Agreement. From and after the Closing Date, neither FCI, FMB, nor the VB Subsidiaries shall have any right, title and/or interest in or to any of the Lock-Box Accounts or the Post-Office Boxes and will maintain no lock-box accounts in their own names for the collection of Payments in respect of Contracts. Neither the Seller, FCI, FMB, nor any of the VB Subsidiaries has any other lock-box accounts for the collection of Payments in respect of Contracts, except for the Lock-Box Accounts.

     (xi) Facility  Documents.  This Agreement is the only agreement pursuant to
          -------------------
which Seller sells the Company Contracts, other Transferred Assets or any other assets of a similar nature. The Seller, FCI, FMB and the VB Subsidiaries have furnished to each of the Company, the Noteholders, the Trustee and Collateral Agent, true, correct and complete copies of each Facility Document to which any of the Seller, FCI, FMB and the VB Subsidiaries are parties, each of which is in full force and effect. Neither Seller, FCI, FMB, any of the VB Subsidiaries, nor any Affiliate thereof is in default of any of its obligations thereunder in any material respect. Upon each Purchase hereunder, the Company shall be the lawful owner of, and have good title to, each Contract and all of the Transferred Assets relating thereto, free and clear of any Liens (other than the Lien of the Pledge and Servicing Agreement and any Permitted Encumbrances on the related VOIs). All Contracts and related assets are purchased without recourse to any of the Seller, FCI, FMB or the VB Subsidiaries except as described in this Agreement. The Purchases by Company under this Agreement constitute valid and true sales and transfers for consideration (and not merely a pledge of assets for security purposes), enforceable against creditors of each of Seller, FCI, FMB and the VB Subsidiaries, and no Contract or related Transferred Assets shall constitute property of the Seller.

     (xii)  Ownership  of  the  Company.  One  hundred  percent  (100%)  of  the
            ---------------------------
outstanding capital stock of the Company is directly owned (both beneficially and of record) by Seller. Such stock is validly issued, fully paid and nonassessable and there are no options, warrants or other rights to acquire capital stock from the Company.

     (xiii) Taxes. Each of Seller,  FCI, FMB and the VB Subsidiaries have timely
            -----
filed or caused to be filed all federal, state and local tax returns which are required to be filed by them, and have paid or caused to be paid all taxes shown to be due and payable on such returns or on any assessments received by them, other than any taxes or assessments, the validity of which are being contested in good faith by appropriate proceedings and with respect to which Seller, FCI, FMB and the VB Subsidiaries have set aside adequate reserves on their books in accordance with GAAP and which proceedings have not given rise to any Lien.

     (xiv) Solvency. Each of Seller, FCI, FMB and the VB Subsidiaries both prior
           --------
to and after giving effect to each Purchase of Contracts hereunder (A) is not "insolvent" (as such term is defined in ss.101(32)(A) of the Bankruptcy Code);
(B) is able to pay its debts as they become due; and (C) does not have unreasonably small capital for the business in which it is engaged or for any business or transaction in which it is about to engage.

     (xv) Reporting and Accounting  Treatment.  For tax and other  reporting and
          -----------------------------------
accounting purposes, and in their books of account and records, the Seller and FCI will treat the Purchase of each Contract pursuant to this Agreement as a purchase of, or absolute assignment of, the Seller's full right, title and ownership interest in each Contract, and the Seller and FCI have not in any other manner accounted for or treated the transactions.

     (xvi) ERISA. There has been no (A) occurrence or expected occurrence of any
           -----
Reportable Event with respect to any Plan of FCI, FMB, Seller or any ERISA Affiliate, or any withdrawal from, or the termination, Reorganization or Plan Insolvency of any Multiemployer Plan or (B) institution of proceedings or the taking of any other action by PBGC or FCI, FMB, Seller or any ERISA Affiliates or any such Multiemployer Plan with respect to the withdrawal from or the termination, Reorganization or Plan Insolvency of, any such Plan.

     (xvii)  No  Adverse  Selection.  No  selection  procedures  adverse  to the
             ----------------------
Company, the Noteholders, the Trustee or the Collateral Agent have been employed by any of Seller, FCI, FMB or the VB Subsidiaries in selecting the Contracts (A) for inclusion in the Contract Pool on any Closing Date or (B) Granted to the Collateral Agent pursuant to Section 3.5 of the Pledge and Servicing Agreement as "Remarketed Contracts."

     (xviii) FairShare Program.  (A) On any date of determination,  for each VOI
             -----------------
Regime for which the constituent VOIs are comprised primarily of UDIs, the ratio of (1) the total number of Points actually allocated to a VOI Regime pursuant to the FairShare Plus Program at such time for the next succeeding twelve month period, divided by (2) the total number of Points which are allocable to
         -----------
occupiable space in such VOI Regime over such twelve month period does not exceed a ratio of 1.0 to 1.0.

     (B) On any date of determination, for each owner of a UDI who is a member of the FairShare Plus Program, the ratio of (1) the number of Points allocated to such owner in a VOI Regime in return for assigning his VOI to the FairShare Plus Program trust divided by (2) the total number of Points assigned to all UDI owners in such VOI Regime does not exceed the percentage of such owner's undivided interest in such VOI Regime as described in such owner's Contract.

     (xix) POA Reserves.  The capital reserves and maintenance fee levels of the
           ------------
POAs related to each VOI Regime underlying the Contracts are adequate in light of the operating requirements of such POAs.

     (xx) Separate Identity.  The Company is operated as an entity separate from
          -----------------
each of the Seller, FCI, the VB Subsidiaries and their respective other Affiliates such that the representation and warranties set forth in Section 3.1(n) of the Pledge and Servicing Agreement are true and correct.

     The  representations  and  warranties  of  Seller,  FCI,  FMB  and  the  VB
Subsidiaries set forth in this Section 7(a) shall be deemed to be remade, without further act by any Person, on and as of the Initial Closing Date, and each Subsequent Closing Date. The representations and warranties set forth in this Section 7(a) shall survive the transfer and assignment of the Contracts to the Company.

     (b) Representations and Warranties Regarding the Contracts.  Seller and FCI
         ------------------------------------------------------
jointly and severally represent and warrant to the Company as to each Contract conveyed on and as of the related Cut-Off Date (except as otherwise expressly stated) as follows:

     (i) Eligibility. Such Contract is an Eligible Contract.
         -----------

     (ii) Contract Schedule.  The information set forth in the Contract Schedule
          -----------------
is true and correct with respect to such Contract.

     (iii) No Waivers. The terms of such Contract have not been waived, altered,
           ----------
modified, or extended in any respect, without the prior written consent of the Majority Holders, other than (A) extensions which are Permitted Deferrals, (B) modifications, entered into in accordance with Customary Practice and Credit Standards and Collections Policies, which do not reduce the amount or extend the maturity of required Payments, and (C) modifications in the applicability of a PAC (which will, among other things, result in a change in the relevant Contract
Rate).

     (iv)  Binding  Obligation.  Such  Contract is the legal,  valid and binding
           -------------------
obligation of the Obligor thereunder and is enforceable against the Obligor in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws, or by general principles of equity (whether considered in a suit at law or in equity).

     (v) No Defenses.  Such Contract is not subject to any right of  rescission,
         -----------
setoff, counterclaim or defense, including, without limitation, the defense of usury, the operations of any of the terms of such Contract or the exercise of any right thereunder will not render such Contract unenforceable in whole or in a manner materially affecting the value or collectibility of the Contract or subject to any right of rescission, setoff, counterclaim or defense, including the defense of usury, and no such right of rescission, setoff, counterclaim or defense has been asserted with respect thereto.

     (vi) No Excess Concentration  Reserve. The inclusion of the Contract in the
          --------------------------------
Contract Pool will not result in an Excess Concentration Reserve

     (vii) Lawful  Assignment.  Such  Contract was not  originated in and is not
           ------------------
subject to the laws of any jurisdiction the laws of which would make the transfer of the Contract under this Agreement or the Grant of such Contract under the Pledge and Servicing Agreement unlawful.

     (viii) Compliance with Law. The requirements of any federal, state or local
            -------------------
law (including, without limitation, usury, truth in lending and equal credit opportunity laws) applicable to such Contract have been complied with. The VOI Regime related to such Contract is in compliance with any and all applicable zoning and building laws and regulations and any other laws and regulations relating to the use and occupancy of such VOI Regime; except where such noncompliance would not have a Material Adverse Effect. Except as disclosed in the Base Reports, none of the Seller, FCI, FMB or the VB Subsidiaries has received notice of any material violation of any legal requirements applicable to such VOI Regime; except where such noncompliance would not have a Material Adverse Effect. The VOI Regime related to such Contract complies with all applicable state statutes including, without limitation, condominium statutes, timeshare statutes, HUD filings relating to interstate land sales (if applicable), and the requirements of any governmental authority or local authority having jurisdiction and constitutes a valid and conforming condominium and timeshare regime under the laws of the State where the related Development is located; except where such noncompliance would not have a Material Adverse Effect.

     (ix)  Contract in Force.  Such Contract is in full force and effect and has
           -----------------
not been satisfied in whole or in part, or rescinded.

     (x) No Subordination. Such Contract has not been subordinated, satisfied or
         ----------------
rescinded in whole or in part.

     (xi)  Capacity of Parties.  All parties to such  Contract  had  capacity to
           -------------------
execute the Contract.

     (xii) Good Title. The Seller has good and marketable title to such Contract
           ----------
free and clear of any Lien (other than the Lien of the Collateral Agent under the Collateral Agency Agreement). The Seller has not sold, assigned or pledged such Contract to any Person other than the Collateral Agent and the Company. As to the related VOI, either, (A) a generally accepted form of title insurance policy, insuring the fee estate ownership of the real property subject to the VOI Regime by the Persons owning the respective interests therein, and their successors and assigns was effective at the time the Originator (or a Subsidiary thereof) acquired the VOI or at the time of registration of the VOI Regime, is valid and remains in full force and effect, and was issued by a title insurer qualified to do business in the applicable jurisdiction; or (B) at the time the Originator (or a Subsidiary thereof) acquired the VOI or at the time of registration of the VOI Regime, such fee estate ownership had been verified by an attorney's opinion of title, the form and substance of which is of a type acceptable for purposes of registration of sales of VOIs and which may be relied upon by Persons subsequently owning the respective interests therein, and their successors and assigns. The Seller has not sold, assigned, or pledged its interest in the related VOI to any Person other than the Collateral Agent and the Company, and the Seller's right, title and interest therein is free of any Liens (other than the Lien of the Collateral Agent under the Collateral Agency Agreement).

     (xiii) No Defaults.  As of the relevant  Cut-Off Date, there is no default,
            -----------
breach, violation or event permitting acceleration existing under the Contract and no event which, with the giving of notice or the expiration of any grace or cure period or both, would constitute such a default, breach, violation or event permitting acceleration under such Contract (after giving effect to Permitted Deferrals). None of Seller, FCI, FMB or the VB Subsidiaries has waived any such default, breach, violation or event permitting acceleration.

     (xiv) Equal  Installments.  Such  Contract has a fixed rate of interest and
           -------------------
provides for payments which fully amortize the loan over its term. Interest accrues on such Contract on an actuarial (i.e., pre-computed) basis utilizing a simple interest calculation.

     (xv) Original Contracts. All original executed copies of such Contracts are
          ------------------
in the custody of the Custodian, except to the extent otherwise permitted pursuant to Section 3.2(v) of the Pledge and Servicing Agreement.

     (xvi) Reserved.
           --------

     (xvii)  Contract   Form/Governing   Law.  Such  Contract  was  executed  in
             -------------------------------
substantially the form of one of the forms of Contract attached hereto as Exhibit "Q", (as such Exhibit "Q" may be amended from time to time with the consent of the Majority Holders in the exercise of their reasonable discretion in connection with the Purchase of Contracts on Closing Dates originated at a Development with respect to which Contracts have not been previously been Granted to Collateral Agent), except for changes required by applicable law and certain other modifications which do not, individually or in the aggregate, affect the enforceability or collectibility of such Contract. In addition, such Contract was originated in and is governed by the laws of the State in which the related Development is located, and each such State is a jurisdiction as to the law of which the Company shall have, on or before the relevant Closing Date, delivered to the Trustee and

Noteholders an Opinion of Counsel regarding the enforceability of the form or forms of Contract used in such jurisdiction and such other matters as the Majority Holders shall reasonably request, and such Contract is substantially in the form of one of the forms of Contracts attached as an exhibit to such opinion.

     (xviii) No Event of Default.  No Event of Default, or any event which, with
             -------------------
the passage of time or the giving of notice, or both, will give rise to an Event of Default, will occur as a result of the Purchase of the Contract by the Company pursuant to this Agreement.

     (xix) Reserved.
           --------

     (xx)  Interest in Real  Property.  The VOI  underlying  such Contract is an
           --------------------------
interest in real property consisting of either a Fixed Week or UDI; and in each case such VOI has been deeded to the Nominee pursuant to the terms of one of the Title Clearing Agreements, or has been deeded to the relevant Obligor in accordance with the requirements of the applicable Contract or applicable law.

     (xxi)  Environmental  Compliance.  Each VOI Regime related to a Contract is
            -------------------------
now, and at all times during FCI's (or any Affiliate of FCI's) ownership thereof has been free of contamination from any substance, material or waste identified as toxic or hazardous according to any federal; state or local law, rule, regulation or order governing, imposing standards of conduct with respect to, or regulating in any way the discharge, generation, removal, transportation, storage or handling of toxic or hazardous substances, materials or waste or air or water pollution (hereinafter referred to as "Environmental Laws"), including,
                                                ------------------
without limitation, any PCB, radioactive substance, methane, asbestos, volatile hydrocarbons, petroleum products or wastes, industrial solvents or any other material or substance which now or hereafter may cause or constitute a health, safety or other environmental hazard to any person or property (any such substance together with any substance, material or waste identified as toxic or hazardous under any Environmental Law now in effect or hereinafter enacted shall be referred to herein as "Contaminants"). Neither FCI nor any Affiliate of FCI
                           ------------
has caused or suffered to occur any discharge, spill, uncontrolled loss or seepage of any petroleum or chemical product or any Contaminant onto any property comprising or adjoining any of the VOI Regimes, and neither FCI nor any Affiliate of FCI nor any Obligor or Occupant of all or part of any of the VOI Regimes is now or has been involved in operations at; any VOI Regime which could lead to liability for FCI, the Company, any other Affiliate of FCI or any other owner of any VOI Regime or the imposition of a lien on such VOI Regime under any Environmental Law. No practice, procedure or policy employed by FCI (or any Affiliate of FCI) in the case of POAs in which FCI acts as the manager, and to the best knowledge of FCI and Seller, by the manager of the POAs, in the case POAs managed by parties unaffiliated with FCI, violates any Environmental Law which, if enforced, would reasonably be expected to (i) have a material adverse effect on such POA or the ability of such POA to do business, (b) have a material adverse effect on the financial condition of the POA or (c) constitute grounds for the revocation of any license, charter, permit or registration which is material to the conduct of the business of the POA.

     Except as set forth on Schedule 5 to the Pledge and Servicing Agreement, all property owned, managed, or controlled by FCI or any Affiliate of FCI and located within a Development is now, and has at all times during FCI's (or any Affiliate of FCI's) ownership, management or control thereof been free of contamination from any Contaminants. Except as set forth on Schedule 5 to the Pledge and Servicing Agreement, neither FCI nor any Affiliate of FCI has caused or suffered to occur any discharge, spill, uncontrolled loss or seepage of any Contaminants onto any property comprising or adjoining any of the Developments, and neither FCI nor any Affiliate of FCI nor any Obligor or occupant of all or part of any of any Development is now or has been involved in operations at any Development which could lead to liability for FCI, the Company, any other Affiliate of FCI or any other owner of any Development or the imposition of a lien on such Development under any Environmental Law. None of the matters set forth on Schedule 5 to the Pledge and Servicing Agreement will have a Material Adverse Effect, a material adverse effect on the interests of the Collateral Agent, the Trustee or the Noteholders in the Collateral or an adverse effect on the Collateral Agent, the Trustee or the Noteholders. Each Development, and the present use thereof, does not violate any Environmental Law, so as to materially adversely affect the value or use of such Development or the performance by the POAs of their respective obligations under their applicable declarations, articles or similar charter documents. There is no condition presently existing, and to the best knowledge of FCI and the Seller, no event has occurred or failed to occur concerning the Development relating to any Contaminants or compliance with any Environmental Laws which would reasonably be expected to materially adversely affect the present use of such Development or the financial condition or business operations of the Development or which would have a Material Adverse Effect.


     (xxii) Tax Liens. All taxes applicable to such Contract and the related VOI
            ---------
have been  paid;  except  where  the  failure  to pay would not have a  Material
Adverse Effect. There are no delinquent tax liens in respect of the VOI underlying such Contract.

     (xxiii) Reserved.

     (xxiv)  Contract  Files.  The related  Contract File contains the documents
             ---------------
required by Section 3.2(v)of the Pledge and Servicing Agreement.

     (xxv) Lock-Box Accounts. The Obligor of such Contract either:
           -----------------

          (A) shall have been instructed, pursuant to the Seller's routine distribution of a periodic statement to such Obligor next succeeding

                    (1) the Initial Closing Date or any Subsequent Closing Date,
               as applicable, or

                    (2) the day on which a PAC or Credit Card Account  ceased to apply to such Contract, in the case of a Contract formerly subject to a PAC or Credit Card Account, but in no event later than the then next succeeding due date for Payment under the related Contract, to remit Payments thereunder to a Post Office Box for credit to a Lock-Box Account, or directly to a Lock-Box Account, in each case maintained at a Lock-Box Bank pursuant to the terms of a Lock-Box Agreement substantially in the form of Exhibit "F" of the Pledge and Servicing Agreement, or

                  (B) has entered into a PAC or Credit Card Account, pursuant to which a deposit account of such Obligor is made subject to a pre-authorized debit in respect of Payments as they become due and payable, and the Seller has caused, a Lock-Box Bank and/or the Trustee, to take all necessary and appropriate action to ensure that each such pre-authorized debit is credited directly to a Lock-Box Account.

         (xxvi)  [reserved]

         (xxvii) Ownership  Interest.  On the relevant Closing Date, the Company
                 -------------------
shall have a legal, valid and perfected ownership interest in, and good and marketable title to, the Contract, which interest in and title to the Contract is free and clear of all liens (other than the Lien of the Pledge and Servicing Agreement).

         (xxviii)  Recordation  of  Assignments.  The  Servicer  has  caused all
                   ----------------------------
Assignments of Mortgages relating to mortgages granted to the Collateral Agent on each Closing Date to be recorded or delivered for recordation in accordance with Section 3.2(v) of the Pledge and Servicing Agreement, simultaneously with the related Mortgage to the proper office in the State where related VOI is located; provided that such recordation of the Assignment of Mortgage shall only have occurred to the extent that such VOI is located in Developments in a State other than Florida.

         (xxix)  Interest in Contract.  An interest in the Contract  constitutes
                 --------------------
either a "general intangible" or an "instrument" under the Uniform Commercial Code of the state of Nevada.

         All of the representations and warranties of Seller and FCI set forth in this Section 7(b) shall be deemed to be remade, without further act by any Person, on and as of each Cut-Off Date with respect to each Contract Purchased by the Company on each Closing Date. In addition, each of the representations and warranties of Seller and FCI set forth in the following subsections of this
Section 7(b) shall be deemed to be remade, without further act by any Person, on and as of each Business Day hereunder occurring prior to the Termination Date: subsections (i) (but only with respect to the eligibility criteria set forth in the definition of "Eligible Contract" in the Pledge and Servicing Agreement at clauses (a), (b), (c), (d), (g), (h), (k), (l), (m), (o), (q), (r), (t), (u),
(v) and (w) thereof),  (iii), (iv), (v), (viii),  (ix), (x), (xii), (xiv), (xv),
(xxi), (xxii), (xxiv), (xxv), (xxvi), (xxvii), (xxviii) and (xxix). All of the representations and warranties set forth in this Section 7(b) shall survive the Purchase of the respective Contracts by the Company.

         (c) Representations and Warranties Regarding the Contract Files. Seller
             -----------------------------------------------------------
and FCI jointly and severally represent and warrant to the Company as to each Contract and the related Contract File conveyed by it hereunder as follows:

         (i) Possession. On or immediately prior to the Initial Closing Date and
             ----------
each Subsequent Closing Date, the Custodian will have possession of each original Contract and the related Contract File being sold to Company on said date, and shall have acknowledged such receipt, and its undertaking to act as bailee for purposes of perfection of the Collateral Agent's interests in such original Contract and the related Contract File (provided, however, that the
                                                   --------   -------
fact that any of the Contracts not required to be in its respective Contract File pursuant to Section 3.2(v) of the Pledge and Servicing Agreement is not in the possession of the Custodian in its respective Contract File does not constitute a breach of this representation).

         (ii) Marking Records.  On or before each Closing Date, the Seller shall
              ---------------
have caused the portions of the computer files relating to the Contracts Granted on such date to the Collateral Agent to be clearly and unambiguously marked to indicate that such Contract has been conveyed on such date to the Company and constitutes part of the Collateral Granted or to be Granted on such date in accordance with the terms of the Pledge and Servicing Agreement by the Company to the Collateral Agent for the benefit of the Noteholders. In addition, prior to each such Grant, each such Contract shall have been clearly and unambiguously stamped or marked as follows:

                  "This Contract is part of the Collateral under a Collateral Agency Agreement, dated as of January 15, 1998, by and among BankBoston, N.A. and the secured parties thereto. A first priority security interest herein is held by BankBoston, N.A. as Collateral Agent for each of the secured parties under the Collateral Agency Agreement.

         The  representations and warranties of Seller and FCI set forth in this
Section 7(c) shall be deemed to be remade, without further act by any Person, on and as of the Initial Closing Date, and each Subsequent Closing Date with respect to the Contracts conveyed to the Company on and as of each such date. The representations and warranties set forth in this Section 7(c) shall survive the transfer and assignment of the respective Contracts to the Company.

         (d) Survival of  Representations  and Warranties.  It is understood and
             --------------------------------------------
agreed that the representations and warranties contained in this Section 7 shall remain operative and in full force and effect, shall survive the transfer and conveyance of the Contracts by the Seller to the Company and the Grant by the Company to Collateral Agent and shall inure to the benefit of the Company, the Collateral Agent, the Trustee and the Noteholders and their respective designees, successors and assigns.

         (e)   Indemnification  of  the  Company.   The  Seller,  FMB,  each  VB
               ---------------------------------
Subsidiary, and FCI shall jointly and severally indemnify, defend and hold harmless the Company against any and all claims, losses and liabilities (including reasonable attorneys' fees) (all of the foregoing being collectively referred to as "Indemnified Amounts"), which (i) may at any time be imposed on,
                -------------------
incurred by or asserted against the Company in any way relating to or arising out of this Agreement or the transactions contemplated hereby or any action taken or omitted by the Company under or in connection with any of the foregoing, (ii) would not have been imposed on, incurred by or asserted against the Company but for its having purchased the Contracts and related Transferred Assets hereunder or (iii) relate to the services underlying the Contracts or any of the other Transferred

Assets or any act or omission to act by the Seller in respect of any of the Transferred Assets, excluding, however, (a) recourse for uncollectible Payments
                    ---------   -------
under the Contracts or to insure against default by the Obligors thereunder, (b) any income, franchise or other taxes (or interest or penalties with respect thereto) incurred by the Company arising out of or as a result of this Agreement or the Transferred Assets conveyed hereunder in respect of any Contract and (c) any claim, expense, cost or liability of the Company under the Pledge and
Servicing Agreement. Without in any way limiting the foregoing, except as otherwise provided in this Section 7(e), or Section 12(j) hereof, the Seller shall pay to the Company, on demand, any and all amounts necessary to indemnify the Company from and against any and all Indemnified Amounts relating to or resulting from: (w) any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, any sales, gross receipts, intangible personal property, privilege or license taxes, but not including taxes imposed upon the Company under the laws of the United States or any jurisdiction within the United States in which the Company is organized or maintains its principal office or in which the Company books this transaction; (x) any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, any taxes which may arise at any time and from time to time in the future in respect of this Agreement, the transactions contemplated hereby and the subject matter hereof and thereof; (y) costs, expenses and reasonable counsel fees in defending against the same, whether arising by reason of the acts to be performed by the Seller hereunder or imposed against the Company or the Seller, the property involved or otherwise, or (z) any and all loss, penalties, fines, forfeitures, legal fees and related costs, judgments and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the representations and warranties contained in this Agreement. The agreements in this clause (e) shall survive the collection of all Contracts, the termination of this Agreement and the payment of all amounts payable hereunder and under the Contracts. For purposes of this clause (e), any reference to the Company shall include any officer, director, employee, agent or affiliate thereof, or any successor or assignee thereof.

     Section  8. Repurchases of Contracts for Breach of  Representations  and
                 ------------------------------------------------------------
     Warranties.
     ----------

         (a) Repurchase Obligation. Subject to Section 8(b) hereof, Seller shall
             ---------------------             -----------
repurchase from the Company, at the Repurchase Price defined immediately below, any Contract sold by Seller to the Company on the first Payment Date occurring following the last day of the immediately preceding Calculation Period in which Seller becomes aware or receives written notice from the Company, the Trustee or any Noteholder that such Contract is a Defective Contract. For purposes of this
Section 8(a) the term "Repurchase Price" shall mean an amount equal to the remaining Principal Balance outstanding on such Contract as of the opening of business on the latest Determination Date to occur prior to the Payment Date on which the repurchase is to be effected hereunder, together with accrued and unpaid interest thereon at the Contract Rate from the earlier of (i) the last due date as to which the Obligor paid interest under such Contract or (ii) such Determination Date, to the Payment Date on which such repurchase is made. The Company hereby directs the Seller, for so long as the Pledge and Servicing
Agreement is in effect, to make such payment on its behalf to the Collection Account pursuant to Section 7(b) hereof. The following defects with respect to documents in any Contract File, to the extent they do not impair the validity or enforceability of the subject document under applicable law, shall not be deemed to constitute a breach of the representations and warranties contained in
Section 7(b):  misspellings  of or
omissions of initials in names; name changes from divorce or marriage; discrepancies as to payment dates in a Contract of no more than 30 days;
discrepancies as to Payments of no more than $5.00; discrepancies as to origination dates of not more than 30 days; inclusion of additional parties other than the primary Obligor not listed in the Servicer's records or in the Contract Schedule and non-substantive typographical errors and other non-substantive minor errors of a clerical or administrative nature.

         (b) Repurchases.  Seller shall notify the Company of any repurchase not
             -----------
less than two Business Days prior to the date on which such repurchase shall be effected, specifying the Defective Contract and the Repurchase Price therefor. Upon the repurchase of a Defective Contract pursuant to Section 8(a), Seller shall, prior to 12:00 P.M. New York City time on the relevant Payment Date deposit, on behalf of the Company, deposit or otherwise caused to be retained in the Collection Account the Repurchase Price.

         Upon each repurchase, the Company shall, simultaneously with or immediately after similar action by Trustee that is deemed to have occurred pursuant to Section 3.5 of the Pledge and Servicing Agreement, automatically and without further action be deemed to sell, transfer, assign, set over and otherwise convey to the Seller, without recourse, representation or warranty, all the right, title and interest of the Company in and to such Defective Contract, the VOI, the Contract File relating thereto, all monies due or to become due with respect thereto, all Payments and proceeds thereof (including Payments received from and including the Determination Date next preceding the date of transfer) and all other assets related thereto as described in Sections 2 and 3 hereof . The Company shall execute such documents, releases and instruments of transfer or assignment and take such other actions as shall reasonably be requested by the Seller to effect the conveyance of such Defective Contract, and the VOI and Contract File related thereto pursuant to this subsection.

         (c) Except for the remedies set forth in Section 7(e), the obligation of Seller to repurchase any Defective Contract shall constitute the sole remedy against Seller, FCI or their affiliates, respecting any breach of the representations and warranties set forth in Section 7(b) and (c) available hereunder to the Company; provided, however, that this provision shall not limit
                          --------  -------
in any way rights of the Company against any other Person.

         (d) FCI hereby irrevocably and unconditionally guarantees to the Company, the Collateral Agent, the Trustee and the Noteholders the due and punctual performance by Seller of all of its repurchase obligations set forth in this Section 8. Such guaranty by FCI shall be on identical terms as FCI's guaranty of Seller's servicing obligations as set forth in Section 5.16 of the Pledge and Servicing Agreement.

Section 9.  Covenants of Seller and FCI.
            ---------------------------

         (a)  Affirmative  Covenants of Seller and FCI. At any time prior to the
              ----------------------------------------
Termination Date, Seller and FCI each covenants and agrees that it shall:

         (i) Compliance with Laws, Etc. Comply in all material respects with all
             -------------------------
applicable laws, rules, regulations and orders with respect to it, its business and properties, and all Contracts and Facility Documents to which it is a party.

         (ii)  Preservation  of Corporate  Existence.  Preserve and maintain its
               -------------------------------------
corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified in good standing as a foreign corporation, and maintain all necessary licenses and approvals, in each jurisdiction except where the failure to preserve and maintain such existence, rights, franchises, privileges, qualifications, licenses and approvals would not have a Material Adverse Effect.

         (iii) Audits. At any time and from time to time during regular business
               ------
hours, permit the Company, and/or its agents, representatives or assigns (including the Noteholders and their agents, representatives and assigns), access:

                  (A) to the offices and properties of Seller or FCI (including, without limitation, any repository used by Seller or FCI to store the computer tapes or other computer records constituting the Daily Report) in order to examine and make copies of and abstracts from all books, correspondence and Records of Seller or FCI as appropriate to verify the Seller's or FCI's compliance with this Agreement, or any other Facility Documents to which Seller or FCI is a party and any other agreement contemplated hereby or thereby, and the Company and/or its agents, representatives and assigns may examine and audit the same, and make photocopies thereof (and computer tapes or other computer replicas thereof, as appropriate), and Seller and FCI agrees to render to the Company and/or its agents, representatives and assigns, at Seller's and FCI's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto; and

                  (B) to the officers or employees of Seller and FCI in order to discuss matters relating to the Contracts or Seller's or FCI's performance hereunder with any of such officers or employees of Seller and FCI having knowledge of such matters.

Each such audit shall be at the sole expense of Seller and FCI. The number and frequency of any such audits shall be limited to such number and frequency as shall be reasonable in the exercise of the Company's, or its assigns', reasonable commercial judgment. The Company and its agents, representatives and assigns shall also have the right to discuss Seller's and FCI's affairs with the officers and employees of Seller and FCI and Seller's and FCI's independent accountants and to verify under appropriate procedures the validity, amount, quality, quantity, value and condition of, or any other matter relating to, the Contracts and related Collateral.

         (iv) Keeping of Records and Books of Account.  Maintain  and  implement
              ---------------------------------------
administrative and operating procedures (including, without limitation, an ability to recreate records evidencing the Contracts in the event of the destruction or loss of the originals thereof) and keep and maintain, all documents, books, records and other information reasonably necessary or advisable for the collection of all Contracts (including, without limitation, records adequate to permit the daily identification of all Collections with respect to, and adjustments of amounts payable under, each Contract).

     (v)  Performance  and Compliance  with  Receivables  and Contracts.  At its
          -------------------------------------------------------------
expense, timely and fully perform and comply in all material respects with the Credit Standards and Collection Policies and Customary Practices in regard to the Contracts and with all provisions, covenants and other promises required to be observed by Seller or FCI under the Contracts.

     (vi)  Location of Records.  Maintain  its  principal  place of business and
           -------------------
chief executive office, and the offices where it maintains its Records, at the addresses referred to in Section 4.2(t) of the Pledge and Servicing Agreement or, in any such case, upon 30 days' prior written notice to the Company, at such other locations within the United States where all action required by Section 4.2(t) of the Pledge and Servicing Agreement shall have been taken and completed (giving effect to the provisions of such Section 4.2(t) as if each reference to the "Issuer" therein is instead a reference to each of the Seller and FCI). Each of Seller and FCI will at all times maintain its chief executive office and the offices where it keeps the Records within the United States of America.

     (vii)  Compliance  with ERISA.  Comply in all  material  respects  with the
            ----------------------
provisions of ERISA, the IRC, and all other applicable laws, and the regulations and interpretations thereunder.

     (viii) Ownership  Interest.  Take such action with respect to each Contract
            -------------------
as is necessary to ensure that the Company maintains either a first priority perfected security interest in or a legal and valid ownership interest in such Contract and the related Collateral, in each case free and clear of any Liens (other than the Lien under the Pledge and Servicing Agreement) and in the case of any VOIs, any Permitted Encumbrance thereon) and respond to any inquiries with respect to ownership of a Contract sold by it hereunder by stating that, from and after the applicable Closing Date relating thereto, it is no longer the owner of such Contract and that ownership of such Contract is held by the Company subject to the lien of the Pledge and Servicing Agreement;

     (ix)  Instruments.  Not remove  any  portion  of the  Contracts  or related
           -----------
Collateral that consists of money or is evidenced by an instrument, certificate or other writing from the jurisdiction in which it was held at the date the most recent Opinion of Counsel delivered pursuant to Section 4.1(j) of the Pledge and Servicing Agreement (or from the jurisdiction in which it was held as described in the Opinion of Counsel delivered on the Initial Closing Date if no Opinion of Counsel has yet been delivered pursuant to Section 4.1(j) of the Pledge and Servicing Agreement) unless the Collateral Agent shall have first received an Opinion of Counsel to the effect that the lien and security interest created by the Pledge and Servicing Agreement with respect to such property will continue to be maintained after giving effect to such action or actions; provided, however, that each of the Collateral Agent and the Servicer may remove Pledged Contracts from such jurisdiction to the extent necessary to satisfy any requirement of law or court order, in all cases in accordance with the provisions of the Custodial Agreement and Section 4.1(n) of the Pledge and Servicing Agreement.

     (x) No Release. Not take any action and shall use its best efforts not to permit any action to be taken by others that would release any Person from any of such Person's covenants or obligations under any document, instrument or agreement, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness or, any such document, instrument or agreement, except as expressly provided in this Agreement or the Pledge and Servicing Agreement or such other instrument or document.

         (xi) Insurance and Condemnation.
              --------------------------

                   (A) FCI (1) shall use its best efforts, in the case of Developments where FCI or any subsidiary of FCI maintains primary or substantial responsibility for management, administration or other services of a similar nature, and (2) shall do or cause to be done all things which it may accomplish with a reasonable amount of cost or effort, in the case of Developments where FCI or any Subsidiary of FCI does not maintain primary or substantial responsibility for management, administration or other services of a similar nature, to cause each of the POA's for each Development, to (A) maintain one or more policies of "all-risk" property and general liability insurance with financially sound and reputable insurers providing coverage in scope and amount which (x) satisfies the requirements of the Declarations (or any similar charter document) governing the POA for the maintenance of such insurance policies, and (y) is at least consistent with the scope and amount of such insurance coverage obtained by prudent POAs and/or management of other similar developments in the same jurisdiction; and
         (B) apply the proceeds of any such insurance policies in the manner specified in the relevant Declarations (or any similar charter document) governing the POA and/or any similar charter documents of such POA (which exercise of best efforts shall include voting as a member of the POA or as a proxy or attorney-in-fact for a member). For the avoidance of doubt, the parties acknowledge that the ultimate discretion and control relating to the maintenance of any such insurance policies is vested in the POA in accordance with the respective Declaration (or any similar charter document) relating to each VOI Regime.

                  (B) Each of FAC and FCI shall remit to the Collection Account, the portion of any proceeds received pursuant to a condemnation of property in any Development relating to any of the VOIs.

     (xii)  Separate  Identity.  Take  such  action  (and  cause  FMB and the VB
            ------------------
Subsidiaries  to take such  action) as is necessary  to ensure  compliance  with
Section 4.1(o) of the Pledge and Servicing Agreement.

     (xiii)  Computer  Files.  Mark or cause to be marked  each  Contract in its
             ---------------
computer files as described in Section 3.3(b) of the Pledge and Servicing Agreement and shall deliver to the Trustee on behalf of the Company the Contract Schedule specified in Section 2.6 of the Pledge and Servicing Agreement.

     (xiv) Taxes.  File or cause to be filed,  and cause each of its  Affiliates
           -----
with whom it shares consolidated tax liability to file, all federal, state and local tax returns which are required to be filed by it, except where the failure to file such returns could not reasonably be expected to have a Material Adverse Effect, or which could otherwise be reasonably expected to expose Seller or FCI to a material liability. Each of Seller and FCI shall pay or cause to be paid all taxes shown to be due and payable on such returns or on any assessments received by it, other than any taxes or assessments, the validity of which are being contested in good faith by appropriate proceedings and with respect to which the Seller, FCI or the applicable Affiliate shall have set aside adequate reserves on its books in accordance with GAAP, and which proceedings could not reasonably be expected to have a Material Adverse Effect, or which could otherwise be reasonably expected to expose Seller or FCI to a material liability.

     (xv) Facility Documents. Comply in all material respects with the terms of,
          ------------------
and employ the procedures outlined under this Agreement and all of the other Facility Documents to which it is a party, and take all such action to such end as may be from time to time reasonably requested by the Company to maintain all such Facility Documents in full force and effect.

     (xvi) Contract  Schedule.  Promptly amend the Contract  Schedule to reflect
           ------------------
terms or discrepancies that become known after any Closing Date, and promptly notify the Company and Trustee of any such amendments.

     (xvii)  Segregation  of  Collections.  Prevent the deposit  into any of the
             ----------------------------
Lock-Box Accounts, the Collection Account or the Reserve Account of any funds other than Collections in respect of the Pledged Contracts (except, in the case of the Reserve Account as required by the Pledge and Servicing Agreement) (provided that this covenant shall not have been breached to the extent that
 --------
items other than Collections, which are not material in the aggregate, have been mistakenly forwarded by an Obligor directly to any of FCI, FAC or any of their respective Affiliates, or deposited into any of the Lock-Box Accounts), and to the extent that any such funds are nevertheless deposited into any of such Lock-Box Accounts, the Collection Account or the Reserve Account, promptly identify any such funds to the Servicer for segregation and remittance to the owner thereof.

     (b)  Negative  Covenants  of  Seller  and  FCI.  At any  time  prior to the
          -----------------------------------------
Termination Date, Seller and FCI each covenants and agrees that it shall not, without the prior written consent of the Company and the Collateral Agent and
Trustee:

     (i) Sales, Liens, Etc. Against Receivables and Related Security. Except for
         -----------------------------------------------------------
the transfers hereunder and the releases contemplated under Section 3.5 and 3.6 of the Pledge and Servicing Agreement, sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist, any Lien (other than the Lien under the Pledge and Servicing Agreement) and with respect to VOIs relating to Contracts, any Permitted Encumbrances thereon) upon or with respect to, any Contract or any Transferred Assets, or any interests in either thereof, or upon or with respect to any Lock-Box Account to which any Collections are sent, or assign any right to receive income in respect thereof. Each of FCI and Seller shall immediately notify the Company of the existence of any Lien on any Contract or Transferred Assets, and shall defend the right, title and interest of the Company in, to and under the Contracts and Transferred Assets, against all claims of third parties.

     (ii)  Extension or Amendment of Contract  Terms.  Extend,  amend,  waive or
           -----------------------------------------
otherwise modify the terms of any Contract (other than by way of a Permitted Deferral or in accordance with Customary Practices), or permit the rescission or cancellation of any Contract, whether for any reason relating to a negative change in the related Obligor's creditworthiness or inability to make any payment under the Contract or otherwise; provided, however, that the following
                                          --------   -------
modifications may be made to a Pledged Contract from time to time: (A) extensions which are Permitted Deferrals, (B) amendments, entered into in accordance with Customary Practices and Credit Standards and Collections Policies, which do not reduce the amount or extent the maturity of required Payments, and (C) modifications in the applicability of a PAC (which will, among other things, result in a change in the relevant Contract Rate).

     (iii)  Change in Business  or Credit and  Collection  Policy.  (A) Make any
            -----------------------------------------------------
change in the character of its business, or (B) make any change in the Credit Standards and Collection Policies or deviate from the exercise of Customary Practices, which change or deviation would, in either case, materially impair the value or collectibility of any Contract.

     (iv) Change in Payment Instructions to Obligors.  Add or terminate any bank
          ------------------------------------------
as a Lock-Box Bank from those listed in Exhibit "E" to the Pledge and Servicing Agreement or make any change in its instructions to Obligors regarding payments to be made to any Lock-Box Account at a Lock-Box Bank, unless the Company and Trustee shall have received (A) 30 days' prior written notice of such addition, termination or change, (B) written confirmation from the Seller or FCI that after the effectiveness of any such termination, there shall be at least one (1) Lock-Box Account in existence and (C) prior to the Initial Closing Date of such addition, termination or change, (1) executed copies of Lock-Box Agreements executed by each new Lock-Box Bank, the Seller, the Company, the Servicer, the Collateral Agent and the Trustee and (2) copies of all agreements and documents signed by either the Company or the respective Lock-Box Bank with respect to any new Lock-Box Account.

     (v) Change in Corporate  Name,  Etc. Make any change to its corporate name,
         -------------------------------
fictitious names, assumed names or doing business names which existed on the Initial Closing Date without providing at least 30-days prior written notice to the Company and the Trustee to the extent all action required by Section 4.2(t) of the Pledge and Servicing Agreement shall have been taken and completed (giving effect to the provisions of such Section 4.2(t) as if each reference to the "Issuer" therein is instead a reference to each of Seller and FCI).

     (vi) ERISA Matters.  (A) Engage or permit any ERISA  Affiliate to engage in
          -------------
any prohibited transaction for which an exemption is not available or has not previously been obtained from the DOL; (B) permit to exist any accumulated funding deficiency, as defined in Section 302(a) of ERISA and Section 412(a) of the IRC, or funding deficiency with respect to any Benefit Plan other than a Multiemployer Plan; (C) fail to make any payments to any Multiemployer Plan that Seller, FCI or any ERISA Affiliate may be required to make under the agreement relating to such Multiemployer Plan or any law pertaining thereto; (D) terminate any Benefit Plan so as to result in any liability; (E) permit to exist any occurrence of any reportable event described in Title IV of ERISA which represents a material risk of a liability of Seller, FCI or any ERISA Affiliate under ERISA or the IRC; provided, however, Seller's or FCI's ERISA Affiliates
                         --------   -------
may  take
or allow such prohibited transactions, accumulated funding deficiencies, payments, terminations and reportable events described in clauses (A) through
(D) above so long as such events occurring within any fiscal year of Seller or FCI, in the aggregate, involve a payment of money by or an incurrence of liability of any such ERISA Affiliate (collectively, "ERISA Liabilities") in an
                                                       -----------------
amount which does not exceed $500,000.

     (vii) Terminate or Reject  Contracts.  Without limiting anything in Section
           ------------------------------
9(b)(ii) above, terminate or reject any Contract prior to the end of the term of such Contract, whether such rejection or early termination is made pursuant to an equitable cause, statute, regulation, judicial proceeding or other applicable law (including, without limitation, Section 365 of the Bankruptcy Code), unless prior to such termination or rejection, such Contract and any related Collateral have been released from the Lien pursuant to Section 3.5 of the Pledge and Servicing Agreement in consideration of the payment of an appropriate Release Price or Repurchase Price therefor.

     (viii) Facility  Documents.  Except as otherwise permitted under the Pledge
            -------------------
and Servicing Agreement, (A) terminate, amend or otherwise modify any Facility Document to which it is a party, or grant any waiver or consent thereunder, or
(B) terminate, amend or otherwise modify the FairShare Plus Agreement; provided,
                                                                       --------
however,  (1) the Title  Clearing  Agreements may be amended for the purposes of
-------
(x) making additional properties subject thereof, (y) making an Affiliate of FCI a party thereto having the same rights and obligations thereunder as FCI or (z) identifying a separate pool of Contracts (which shall not include the Pledged Contracts) to be sold or pledged to secure debt under a pooling or pledge arrangement similar to that evidenced by this Pledge and Servicing Agreement, and (2) the FairShare Plus Agreement may be amended from time to time (x) to substitute or add additional parties thereto, (y) to comply with state and federal laws or regulations, or (z) for any other purpose, provided that with respect to this clause (x), FCI or Seller furnishes to the Company, the Trustee and the Noteholders an Opinion of Counsel in form and substance acceptable to the Majority Holders to the effect that such amendment or modification will not adversely affect in any material respect the respective interests of the Company, the Collateral Agent, the Trustee or the Noteholders.

     (ix)  Accounting  Treatment.  Prepare  any  financial  statements  or other
           ---------------------
statements which shall account for the transactions contemplated by this Agreement in any manner other than as the sale of, or a capital contribution of, the Contracts by the Seller to the Company.

     (x) Insolvency  Proceedings.  Institute Insolvency Proceedings with respect
         -----------------------
to the Company or consent to the institution of Insolvency Proceedings against the Company, or take any corporate action in furtherance of any such action, or allow the Company to seek dissolution or liquidation in whole or in part.

Section 10.  Reserved.
             --------

Section 11.  Representations and Warranties of the Company.
             ---------------------------------------------

     The Company represents and warrants as of the Initial Closing Date and each Subsequent Closing Date, that:

     (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power, authority, and legal right to own its properties and conduct its business as such properties are presently owned and as such business is presently conducted, and to execute, deliver and perform its obligations under this Agreement. The Company is duly qualified to do business and is in good standing as a foreign corporation, and has obtained all necessary licenses and approvals in each jurisdiction necessary to carry on its business as presently conducted and to perform its obligations under this Agreement;

     (b) The execution, delivery and performance of this Agreement and the consummation of the transactions provided for in this Agreement have been duly approved by all necessary corporate action on the part of the Company;

     (c) This Agreement constitutes a legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, except as such enforceability may be subject to or limited by Debtor Relief Laws and except as such enforceability may be limited by general principles of equity;

     (d) The execution and delivery of this Agreement, the performance of the transactions contemplated hereby and the fulfillment of the terms hereof applicable to the Company will not conflict with, violate, result in any breach of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under any provision of any existing law or regulation or any order or decree of any court applicable to the Company or its certificate of incorporation or bylaws or any indenture, contract, agreement, mortgage, deed of trust, or other instrument to which the Company is a party or by which it or its properties is bound;

     (e) There are no proceedings or investigations pending or, to the best knowledge of the Company, threatened against the Company before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality (A) asserting the invalidity of this Agreement, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, (C) seeking any determination or ruling that, in the reasonable judgment of the Company, would adversely affect the performance by the Company of its obligations under this Agreement, or (D) seeking any determination or ruling that would adversely affect the validity or enforceability of this Agreement;

     (f) All approvals, authorizations, consents, orders or other actions of any person or entity or any governmental body or official required in connection with the execution and delivery of this Agreement by the Company, the performance by it of the transactions contemplated hereby and the fulfillment of the terms hereof, have been obtained and are in full force and effect; and

     (g) The Company is solvent and will not become insolvent after giving effect to the transactions contemplated by this Agreement; the Company has not incurred Debts beyond its ability to pay; and the Company, after giving effect to the transactions contemplated by this Agreement, will have an adequate amount of capital to conduct its business in the foreseeable future.

Section 12.  Miscellaneous.
             -------------

     (a)  Amendment.  This  Agreement  may be  amended  from time to time or the
          ---------
provisions hereof may be waived or otherwise modified by the parties hereto by written agreement signed by the parties hereto; provided, however, that no such
                                                ------------------
amendment, waiver or modification shall be effective without the prior written consent of the Trustee.

     (b)  Software.  (i)  Subject  to  paragraph  (b)(ii)  below,  FCI and  each
          --------
Originator hereby grants a royalty-free perpetual, irrevocable non-exclusive license to Seller and the Company (which for all purposes of this License shall include, without limitation, any secured party which enforces its rights against Seller or the Company or any transferee of any such secured party which acquires rights in connection with or subsequent to such enforcement), in, to and under all rights of FCI and each Originator in or to all intellectual property
(including, without limitation, all computer software, tapes, disks and other electronic media, books, records and documents) relating to the Contracts; including, without limitation, any such software, electronic media, books, records and documents used:

                (A) to account for and service the Transferred Assets;

                (B) in the  management of any VOI resorts,  and the VOIs located within such VOI resorts,

                (C) in the  monitoring of accounts  receivables  and third party contracts relating to the management of properties located within any VOI resort, and

                (D) in managing and operating the FairShare Plus Program and the
                    Reservation System;

and all rights of FCI in, to or under all relevant licenses, sublicenses, leases, contracts (including, without limitation, service and maintenance contracts), warranties and guaranties relating to any such software, electronic media, books, records and documents, as the case may be, including without limitation, all such rights arising under such software, electronic media, books, records and documents (all of the rights described in this clause (i) being referred to collectively referred to as the "Licensed Rights"). Each of Seller and the Company shall have the right to use all of the Licensed Rights in connection with the conduct of their respective business as each deems necessary or appropriate, including without limitation the right to use such Licensed Rights for the purposes specified in clauses b(i)(A)-(D) immediately above and the right to assign, sublicense or otherwise transfer all or any part of such rights to one or more third parties in connection with the transfer of all or any part of the Transferred Assets (including, without limitation, any such transfer pursuant to or in connection with the grant by Seller and/or the Company of a security interest in any or all of its assets and/or the enforcement by any such secured party of its interests in such assets).

     (ii) The  license  granted  to  Seller  and  Company  pursuant  to  clauses
(b)(i)(B)-(D) immediately above, shall only be deemed to confer upon Seller and Company, and their respective successors and assigns, the sole right to sub-license the use of such software, electronic media, books, records and documents (at no charge, except for reimbursement of administrative, legal and other expenses associated with such sublicense) to (A) FCI (as long as FCI or any of its subsidiaries is manager of the subject POA) or the subject POA (in the event FCI or any of its subsidiaries is not the manager of such POA) in the case of clauses (b)(i)(B)-(C) above or (B) FCI under the FairShare Plus Program (or if applicable any successor to FCI thereunder) in the case of clause
(b)(i)(D) above; provided that, no such sub-license shall be effective unless and until each of the following events have occurred: (x) an Event of Default has occurred and is continuing under the Pledge and Servicing Agreement and (y) FCI is unable to continue, or has been removed, as manager of the subject POA or the FairShare Plus Program, such removal occurring other than as a result of action instigated (whether by institution of a proxy contest or otherwise) by the Company or its successors and assigns, including Collateral Agent.

     (iii) All rights and licenses granted under or pursuant to this clause (b) (the "License") are, and shall otherwise be deemed to be, for purposes of
Section 365(n) of the United States Bankruptcy Code (the "Code"), licenses to rights in and to "intellectual property" as defined under the Code. The parties hereto agree that each of the Seller and the Company, as licensee of such rights under the License, shall have and retain and may fully exercise and exploit all of their respective rights under the Code. The parties hereto further agree that, in the event of the commencement of bankruptcy proceedings by or against FCI under the Code, each of Seller and Company, as licensees, shall be entitled to have and retain all of its rights under the License.

     (iv) If an Event of Default has occurred and is continuing under the Pledge and Servicing Agreement, FCI hereby agrees to provide to any of the persons or entities described in clauses b(ii)(A) and (B) immediately above, and each of their successors and assigns, immediately upon the written request of Seller or Company, copies of all software (including without limitation both object code and source code), tapes disks, other electronic media, books, records, documents and other tangible embodiments of the Licensed Rights.

     (c) Assignment. The Company has the right to assign its interest under this
         ----------
Agreement as may be required to effect the purposes of the Pledge and Servicing Agreement, without the consent of the Seller or FCI, and the assignee shall succeed to the rights hereunder of the Company. In addition, but only to the extent allowed by the Pledge and Servicing Agreement, the Collateral Agent, Trustee and each Noteholder has the right to assign its interest hereunder without the written consent of either Seller or FCI, and the assignee shall succeed to the rights hereunder of Collateral Agent, Trustee or Noteholder.

     (d)  Counterparts.  This  Agreement  may  be  executed  in  any  number  of
          ------------
counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

     (e) Termination.  Seller's and FCI's obligations under this Agreement shall
         -----------
survive the sale of the Contracts to the Company and the Company's pledge of the Contracts to the Collateral Agent for the benefit of the Trustee and the Noteholders.

     (f) Governing Law. This Agreement shall be construed in accordance with the
         -------------
laws of the State of Nevada and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     (g)  Notices.  All demands and  notices  hereunder  shall be in writing and
          -------
shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, or by express delivery service, to (i) in the case of Seller, Fairfield Acceptance Corporation-Nevada, 7730 West Sahara Avenue, Suite 105, Las Vegas, Nevada 89117, Attention: President, or such other address as may hereafter be furnished to the Company and FCI in writing by Seller, (ii) in the case of FCI, FMB and VB Subsidiaries, c/o Fairfield Communities, Inc., 11001 Executive Center Drive, Little Rock, Arkansas 72211,
Attention: President, or such other address as may hereafter be furnished to Seller or the Company in writing by FCI, and (c) in the case of the Company, Fairfield Funding Corporation, II, 7730 West Sahara Avenue, Suite 105, Las Vegas, Nevada 89117, Attention: President, or such other address an may be furnished to Seller or FCI in writing by the Company.

     (h)  Severability  of  Provisions.  If any one or  more  of the  covenants,
          ----------------------------
agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

     (i)  Successors and Assigns.  This Agreement  shall be binding upon each of
          ----------------------
Seller, FCI and the Company and their respective successors and assigns, as may be permitted hereunder, and shall inure to the benefit of each of the Seller, FCI and the Company and each of the Collateral Agent, the Trustee and the Noteholders to the extent explicitly contemplated hereby (including, without limitation, with respect to the Subordination provisions of Section 10 hereof).

     (j) Costs,  Expenses  and Taxes.  (i) Each of Seller  and FCI  jointly  and
         ---------------------------
severally agrees to pay on demand to Company (A) all reasonable costs and expenses incurred or reimbursed (or to be reimbursed) by Company in connection with the preparation, execution and delivery (including any requested amendments, waivers or consents) of this Agreement, the other Facility Documents and the other documents to be delivered hereunder and thereunder, including, without limitation, reasonable fees and out-of-pocket expenses of counsel and
(B) all reasonable costs and expenses, if any, incurred or reimbursed (or to be reimbursed) by Company (including reasonable counsel fees and expenses), in connection with the enforcement or preservation of the rights and remedies under this Agreement and each of the other documents to be delivered hereunder.

         (ii) Each of Seller and FCI jointly and severally agrees to pay, indemnify and hold Company harmless from and against any and all stamp, sales, excise and other taxes and fees payable or determined to be payable by or reimbursed (or to be reimbursed) by Company in connection with the execution, delivery, filing and recording of this Agreement, the other Facility Documents and the other agreements and documents to be delivered hereunder and thereunder, and against any liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                     FAIRFIELD ACCEPTANCE CORPORATION-
                                     NEVADA


                                  By:/s/Ralph E. Turner
                                     -------------------------------
                                     Its:  President

                                     FAIRFIELD COMMUNITIES, INC.


                                  By:/s/Robert W. Howeth
                                     -------------------------------
                                     Its:  Senior Vice President


                                    FAIRFIELD MYRTLE BEACH, INC.


                                  By:/s/Robert W. Howeth
                                     -------------------------------
                                     Its:  Vice President


                                  SEA GARDENS BEACH AND
                                  TENNIS RESORT, INC.


                                  By:/s/Robert W. Howeth
                                     -------------------------------
                                     Its: Vice President


                                  VACATION BREAK RESORTS, INC.


                                  By:/s/Robert W. Howeth
                                     ------------------------------
                                     Its: Vice President


                                  VACATION BREAK RESORTS AT
                                  STAR ISLAND, INC.


                                  By:/s/Robert W. Howeth
                                     ------------------------------
                                     Its: Vice President

                                    PALM VACATION GROUP, by its
                                    its General Partners:

                                    Vacation Break Resorts at Palm
                                    Aire, Inc.


                                    By:/s/Robert W. Howeth
                                      Its: Vice President


                                    Palm Resort Group, Inc.


                                    By:/s/Robert W. Howeth
                                       ---------------------------
                                      Its:Vice President


                                   OCEAN RANCH VACATION GROUP, by
                                   its General Partners:

                                   Vacation Break at Ocean Ranch, Inc.


                                   By:/s/Robert W. Howeth
                                      ---------------------------
                                      Its: Vice President


                                   Ocean Ranch Development, Inc.


                                   By:/s/Robert W. Howeth
                                      ---------------------------
                                      Its:Vice President

                             FAIRFIELD FUNDING CORPORATION, II


                             By:/s/Ralph E. Turner
                                -------------------------------
                                 Its:  President